Exhibit 10.1

ACE LIMITED

DESCRIPTION OF EXECUTIVE OFFICER CASH COMPENSATION

Set forth below are the 2011 annual base salaries of the Chief Executive Officer, the Chief Financial Officer and each of the three other most highly compensated executive officers whose compensation was disclosed in our proxy statement for our 2011 annual meeting.

Evan G. Greenberg, Chairman, President and Chief Executive Officer

2011 salary

$1,200,000

Philip V. Bancroft, Chief Financial Officer

2011 salary

$700,000

Robert Cusumano, General Counsel and Secretary

2011 salary

$560,000

Brian E. Dowd, Vice-Chairman, ACE Limited; Chief Executive Officer, Insurance-North American ¹

2011 salary

$650,000

John Keogh, Vice-Chairman and Chief Operating Officer – ACE Limited; Chairman, ACE Overseas General ²

2011 salary

$812,500

¹ Mr. Dowd received a salary adjustment effective July 1, 2011. Salary has been pro rated for the year.

² Mr. Keogh received a salary adjustment effective July 1, 2011. Salary has been pro rated for the year.

In addition to the above, these officers receive bonuses, perquisites and other personal benefits as described in our proxy statement for our 2011 annual meeting.